INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION
             The Guardian Insurance & Annuity Company, Inc. (GIAC)
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Send application           Regular Mail:
and check to:              The Guardian Insurance & Annuity Company, Inc.
                           Variable Annuity Administration
                           P.O. Box 26210
Please type or print       Lehigh Valley, PA 18002-6210

                           Express Mail:
                           The Guardian Insurance & Annuity Company, Inc. Variable Annuity Administration
                           3900 Burgess Place
                           Bethlehem, PA 18017
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1.   Owner    John Doe
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     Address  455 Main Street
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     City   Anytown         State  Any      Zip  12345
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     SS# or Tax ID#    123 45 6789
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     Date of Birth:  MO  1    DAY  11     YR 1962
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     Sex: |X| M   |   | F   Tel.: DAY (516) 222-3456
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     Age  35                      EVE (516) 222-7899
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2.   Joint Owner (if any)
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     Relationship to Owner
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     Address
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     City                       State        Zip
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     SS# or Tax ID#
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     Sex: |   | M    |   | F                Age
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     Date of Birth:  MO          DAY           YR
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3.   Annuitant
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     (complete only if different from owner)

     Address
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     City                       State       Zip
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     SS# or Tax ID#
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     Date of Birth:   MO          DAY           YR
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     Sex: |   | M    |   | F   Tel.: DAY (     )
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     Age                             EVE (     )
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4.   Beneficiary         Jane Doe
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     Date of Birth:  MO  4  DAY  16    YR 1962   Age 35
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     Relationship to Annuitant    Spouse
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     Contingent Beneficiary
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     Date of Birth: MO        DAY        YR        Age
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     Relationship to Annuitant
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5.   Plan Type
     |  | Non-Qualified    |  | IRA      |  | IRA Rollover
     |  | SEP IRA          |  | 401(a)   |  | 401(k)
     |  | TSA 403(b)       |  | Other________________

6.   Annuity Commencement Date
     (non-qualified contracts: not later than 90th birthday)

     The first day of:  MO   1     YR   2027
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7.   Optional Enhanced Death Benefit Rider  |   | Yes   |X| No
     (See prospectus for a description of the rider and annual charge.)

8.   Purchase Payment/Payment Allocation
     Purchase Payment: $ 25,000  submitted herewith.
     Minimum initial payment: $500 (Please see prospectus for details.)
     Important: If Dollar Cost Averaging, see Annuity Service
     Form for instructions before allocating payment.
     Payment Allocation: Maximum of [six] investments.
     Whole % only; must total 100%.

     ____ % Guardian Stock Fund
     ____ % Guardian Small Cap Stock Fund
     ____ % Guardian Bond Fund
     ____ % Guardian Cash Fund
     ____ % Baillie Gifford International Fund
     ____ % Baillie Gifford Emerging Markets Fund
     ____ % Gabelli Capital Asset Fund
     ____ % Value Line Centurion Fund
     ____ % Value Line Strategic Asset Management Fund
     ____ % Other ___________________________________
     ____ % Other ___________________________________
     ____ % Other ___________________________________
     ____ % Other ___________________________________
     ____ % Fixed Rate Option

9.   Telephone Transfer Authorization
     |   | I have read the telephone transfer authorization rules
     in the prospectus and elect telephone transfers.
     Personal Security Code    |     |     |     |     |     |
                                (Select any 5-digit number.)

10.  Is this annuity intended to replace all or part of any
     other annuity contract or life insurance policy?  |  | Yes   |X| No
     If "Yes," complete any required replacement forms and provide the information below on all contracts or policies to be replaced:

         Insurer Name
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         Owner Name
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         Contract/Policy #
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                          (Attach a separate sheet if necessary.)

11.  |   | Please send me a copy of the Statement of
     Additional Information to the prospectus.

EB-012520               APPLICATION CONTINUES ON REVERSE SIDE               6/97

12.  Signatures
Owner Certifies: (1) To the best of my knowledge and belief, all statements in this application are complete and true and were correctly recorded; (2) I am not subject to backup withholding; (3) Correct Social Security or Taxpayer ID # is given above; (4) Receipt of current prospectus for contract applied for; (5) Knowledge that variable value of contract may increase or decrease with experience of separate account, without any minimum guarantee of value; (6) Knowledge that the contract applied for will not begin until the later of: (a) contract issue; or (b) GIAC's receipt of the first contract premium; (7) Knowledge that no Registered Representative can make or change a contract or waive any of GIAC's rights or requirements; (8) Knowledge that GIAC has the unilateral right to determine if any contract can be issued and to waive or modify any terms of this application or any GIAC requirements; (9) If the contract applied for is a TSA plan, knowledge of distribution restrictions under Internal Revenue Code Section 403(b).


                                    /s/ John Doe
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                                    SIGNATURE OF OWNER

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                                    SIGNATURE OF JOINT OWNER (IF ANY)

                                        Anytown                ANY        5/2/97
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                                    SIGNED AT CITY            STATE        DATE

                                    /s/ Jack Smith
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                                    SIGNATURE OF REGISTERED REPRESENTATIVE

EB-012520                                                                   6/97

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                             Broker/Dealer Use Only
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As Registered Representative, I certify witnessing the signature(s) above and that the answer to the question below is true to the best of my knowledge and belief.

Does this contract replace any existing annuity or life insurance policy?
| | Yes   | | No
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                Suitability Profile: Required for Guardian Agents
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APPLICANT'S EMPLOYER                       APPLICANT'S OCCUPATION

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BUSINESS ADDRESS OF APPLICANT'S EMPLOYER

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CITY                                   STATE                      ZIP

Were the terms and conditions of this contract thoroughly explained to the applicant? | | Yes | | No

Is the applicant associated with or employed by an NASD member?
|  | Yes  |  | No

Investment   |  | Safety of Principal  |   | Income
Objective(s) |  | Growth (long-term capital appreciation)
             |  | Diversification
             |  | Other ___________________________

Estimated Annual Income (all sources): $
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Estimated Net Worth (exclusive of family residence): $
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Liquid Net Worth: $
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Estimated Tax Bracket:                               %
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BROKER/DEALER SALES
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SIGNATURE OF REGISTERED REPRESENTATIVE

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PRINT NAME OF BROKER/DEALER

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PRINT NAME OF REGISTERED REPRESENTATIVE

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DEALER BRANCH OFFICE STREET ADDRESS

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BRANCH OFFICE CITY           STATE      ZIP

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BRANCH NO./R.R. NO.   TEL.         FAX

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GUARDIAN SALES
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SIGNATURE OF REGISTERED REPRESENTATIVE

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PRINT NAME OF REGISTERED REPRESENTATIVE

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PRINT NAME OF CO-REGISTERED REPRESENTATIVE (IF ANY)

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GUARDIAN AGENCY NAME

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GIAC AGENCY CODE

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R.R./CO-R.R. CODE          TEL.         FAX
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Compensation Choice (select one):   Rate |  | T   |  | NT

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This space for use of GIAC

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